UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2012

Li3 Energy, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-127703	20-3061907
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

Marchant Pereira 150

Of. 803

Providencia, Santiago de Chile

Chile

(Address of principal executive offices, including zip code)

+56 (2) 896-9100

(Registrant’s telephone number, including area code)

Copy to:

Adam S. Gottbetter, Esq.

Gottbetter & Partners, LLP

488 Madison Avenue, 12th Floor

New York, NY  10022

Phone:  (212) 400-6900

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This report and its exhibits contain “forward-looking statements.” All statements other than statements of historical facts included in this report and its exhibits, including without limitation, statements regarding our financial position, estimated working capital, business strategy, the plans and objectives of our management for future operations and those statements preceded by, followed by or that otherwise include the words “believe,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “goal,” “plans,” “objective,” “should,” or similar expressions or variations on such expressions are forward-looking statements. We can give no assurances that the assumptions upon which the forward-looking statements are based will prove to be correct. Because forward-looking statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to: the results of initial exploration, and the determination by us and POSCAN of whether to pursue any of the contemplated transactions; our ability to raise additional capital to complete exploration, development and commercialization of the Maricunga Project and other opportunities; future findings and economic assessment reports; our ability to obtain the necessary operating permits and environmental approvals; our ability to identify appropriate corporate acquisition and/or joint venture opportunities in the lithium mining sector and to establish the technical and managerial infrastructure and raise the required capital to take advantage of, and successfully participate in, such opportunities; future economic conditions; political stability; and lithium prices. For further information about certain risks we face, see “Risk Factors” in Amendment No. 7 to our Registration Statement on Form S-1/A, filed with the Securities and Exchange Commission on March 6, 2012.

Except as otherwise required by the federal securities laws, we disclaim any obligations or undertaking to publicly release any updates or revisions to any forward-looking statement contained in this Report to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 1.01          Entry into a Material Definitive Agreement

As previously disclosed, on August 24, 2011, we entered into a Securities Purchase Agreement (the “SPA”) and an Investor’s Rights Agreement (the “IRA”) with POSCO Canada Ltd. (“POSCAN”), a wholly owned subsidiary of POSCO.

Item 1.01 of our Current Report on Form 8-K filed on August 26, 2011 is incorporated herein by reference.

On August 17, 2012, we entered into an Additional Agreement to Stock Purchase Agreement (the “Additional Agreement”) with POSCAN which, among other things, modifies certain provisions of the SPA. The Additional Agreement reduced POSCAN’s purchase price per Unit (as defined below) for the Second Closing (as defined below) from $0.21 per share to $0.16 per share, and reduced the exercise price of all of the warrants sold under the SPA (the “Unit Warrants”) from $0.40 per share to $0.21 per share. Pursuant to the Additional Agreement, we also agreed to issue to POSCAN a two-year warrant (the “Bonus Warrant”) to purchase 5,000,000 shares of our common stock at an exercise price of $0.15 per share. Furthermore, the Additional Agreement provides that, subject to certain exceptions, we must issue additional shares of our common stock to POSCAN in the event that we issue or sell any such shares to third parties for a price of less than $0.16 per share at any time during the 18 months immediately following the Second Closing.

2

The Additional Agreement provides restrictions on our use of the proceeds from the Second Closing, and includes our agreement to use our best efforts to obtain a Chilean lithium production concession and to take certain steps towards commercialization of our flagship Maricunga property.

The foregoing is a summary of the principal terms of the Additional Agreement, New Warrants and Bonus Warrant and are qualified in its entirety by the detailed provisions of the actual documents, the forms of which are filed as exhibits to this Current Report and are incorporated herein by reference.

Item 3.02          Unregistered Sales of Equity Securities

On August 17, 2012, we closed on POSCAN’s second tranche of investment under the SPA (the “Second Closing”), selling 62,499,938 Units to POSCAN for $9,999,990, with each “Unit” consisting of one share of common stock and a three-year warrant to purchase one share of common stock for $0.21 per share.

The offer and sale of the Units and the securities contained therein pursuant to the SPA, as modified by the Additional Agreement were exempt from the registration requirements of the ’33 Act by virtue of Section 4(2) thereof and Regulation D and/or Regulation S promulgated thereunder, as transactions by an issuer not involving a public offering. POSCAN represented its intention to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the certificates issued in such transaction. POSCAN represented and warranted, among other things, that it is an accredited investor within the meaning of Regulation D and/or a non-U.S. person within the meaning of Regulation S, that it has the knowledge and experience in financial and business matters necessary to evaluate the merits and risks of an investment in our common stock and has the ability to bear the economic risks of the investment, and that it has adequate access to information about us.

Immediately following the Second Closing, POSCAN held an aggregate of 100,595,238 shares of our common stock (or approximately 26.1% of the outstanding shares), Unit Warrants to purchase an aggregate of 100,595,238 shares of our common stock and the Bonus Warrant to purchase 5,000,000 shares of our common stock. Accordingly, POSCAN may be deemed beneficially to own 206,190,476 shares of our common stock, or approximately 42.0% of the outstanding.

3

Item 8.01          Other Events

On August 20, 2012, we issued a press release relating to the Additional Agreement and the consummation of the Second Closing. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of that press release.

The information in this Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as may be expressly set forth by specific reference.

Item 9.01          Exhibits

The following exhibits are filed or furnished with this Report.

Exhibit	Description
10.1	Additional Agreement to Securities Purchase Agreement, dated as of August 17, 2012, between Li3 Energy, Inc. and POSCO Canada, Ltd.
10.2	Form of Warrant to be issued pursuant to Securities Purchase Agreement as modified by the Additional Agreement.
10.3	Form of Warrant to be issued pursuant to the Additional Agreement.
99.1	Press Release, dated August 20, 2012 (furnished, not filed).

[Signature page follows.]

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Li3 Energy, Inc.

Dated: August 23, 2012	By:	/s/ Luis Saenz
Name: Luis Saenz
Title: Chief Executive Officer

5